Fundstrat Granny Shots US Small- & Mid-Cap ETF Trading Symbol: GRNJ Listed on NYSE Arca, Inc. Summary Prospectus November 14, 2025 www.grannyshots.com

Before you invest, you may want to review the Fundstrat Granny Shots US Small- & Mid-Cap ETF (the “Fund”) statutory prospectus and statement of additional information, which contain more information about the Fund and its risks. The current statutory prospectus and statement of additional information dated November 10, 2025 are incorporated by reference into this Summary Prospectus. You can find the Fund’s statutory prospectus, statement of additional information, reports to shareholders, and other information about the Fund online at www.grannyshots.com. You can also get this information at no cost by calling at (844) 954-5777 or by sending an e-mail request to info@grannyshots.com.

Investment Objective

The Fundstrat Granny Shots US Small- & Mid-Cap ETF (the “Fund”) seeks long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses(1) (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses(2)	0.00%
Total Annual Fund Operating Expenses	0.75%

(1)	The Fund’s investment adviser, Tidal Investments LLC (“Tidal” or the “Adviser”), a Tidal Financial Group company, will pay, or require a sub-adviser to pay, all expenses incurred by the Fund (except for advisory fees and sub-advisory fees, as the case may be) excluding interest charges on any borrowings, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, distribution fees and expenses paid by the Fund under any distribution plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), and litigation expenses, and other non-routine or extraordinary expenses.
(2)	Based on estimated amounts for the current fiscal year.

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$77	$240

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or turns over its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the Example, affect the Fund’s performance. Because the Fund is newly organized, portfolio turnover information is not yet available.

Principal Investment Strategies

The Fund, an actively-managed exchange-traded fund (“ETF”), seeks to achieve its investment objective by investing in U.S. small- & mid-capitalization equity securities. The term “granny shot” is a basketball term that refers to an older, unconventional manner of shooting free throws. For the Fund, this term refers to the unique proprietary research process of Fundstrat Capital, LLC (the “Sub-Adviser”). The Sub-Adviser uses this process to select a portfolio of stocks that match certain themes that, in the Sub-Adviser’s assessment, have the potential to fundamentally impact the U.S. economy and stock market. The Sub-Adviser’s investment process is designed to include top-down fundamental analyses, including qualitative assessments of thematic relevance and correlation analysis followed by a quantitative screening process, as discussed in further detail below.

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The Sub-Adviser begins its portfolio construction process by analyzing certain broad research areas, including macro-economics, monetary policy, demographics, behavioral trends, industrial and technology trends, and the business cycle. Through this analysis, the Sub-Adviser seeks to identify themes within each research area that it believes will fundamentally impact the U.S. economy and stock market going forward. Factors considered when determining whether a theme should be incorporated into the investment process include the significance of the theme to the overall economy and equity markets, the probability of the theme materializing, the cross-impact of the theme with other themes, whether the market has already recognized the potential impact of the theme, and the feasibility of investing in the theme.

For example, the rising influence of the millennial generation could be identified and substantiated as one theme (i.e., an investible opportunity) within the larger demographics research area. In this case, the Fund may include target sectors in its process which historically exhibit sensitivity to changes in macroeconomic readings, such as the personal consumption expenditures index. These sectors may include technology, digital services, e-commerce, social media, fintech, and streaming platforms, which align with the millennial generation’s digital-first lifestyle. Additionally, industries focused on health and wellness, sustainable products, and experiences over goods may be likely to benefit from this generation’s values and consumption patterns.

Once a theme is identified, the Sub-Adviser conducts a top-down fundamental analysis of small- and mid- capitalization U.S. companies (as defined below). This analysis involves both qualitative and quantitative assessments aimed at identifying sectors and sub-sectors, and ultimately individual companies, within the investment universe that it believes will most benefit from the identified theme.

The Sub-Adviser employs distinct approaches when conducting this top-down process. These include correlation analysis of stock price movements, revenues, and capex (capital expenditures) with the corresponding theme, as well as qualitative assessments of a company’s business focus and strategic alignment with the theme.

Additionally, the Sub-Adviser uses a keyword frequency analysis to identify theme-related terms in transcripts from company earnings calls, investor meetings, and other corporate communications. This transcript analysis helps gauge a company’s alignment with the theme based on how often executives discuss it in strategic discussions.

For example, if the investment theme focuses on the millennial generation, the Sub-Adviser might search for terms like “millennial,” “Gen Y,” “digital engagement,” or “sustainability.” The frequency of such terms helps assess the company’s strategic focus and relevance to the theme, which is then evaluated qualitatively to determine whether the company’s engagement with the theme is substantive. The companies remaining after this top-down analysis make up the pool from which Fund portfolio holdings will be selected and the Sub-Adviser consistently monitors the pool of stocks that represent the investible theme.

Themes will change over time as the Sub-Adviser’s analysis changes. For example, the Sub-Adviser may determine that a specific theme, once a central focus of the Fund’s portfolio construction, no longer offers the best investment opportunities based on evolving qualitative assessments and quantitative data. Themes are generally categorized as being shorter-term (e.g., 6 months) or longer-term (e.g., 3-5 years) in nature; however, the timeframe varies and is ultimately dependent upon the Sub-Adviser’s research process.

After establishing a pool, the Sub-Adviser conducts a proprietary quantitative screening of its constituents. The Sub-Adviser considers several factors when conducting this quantitative screening process including free cash flow, yield parity, leverage, asset turnover, investment, labor intensity, valuation, relative price, momentum, and sentiment. For a stock to be included in the Fund’s final portfolio it must be identified as a top-performer in two or more themes. Finally, the Sub-Adviser gives each qualifying stock an equal weighting in the final portfolio, and reallocates the portfolio to equal weight across each stock every quarter, subject to industry concentration restraints. Please see the section in the Fund’s Prospectus titled “Additional Information About the Fund” for information about the foregoing financial terms.

Portfolio Attributes

The Fund’s portfolio will generally hold approximately 20 to 100 positions.

The number of themes represented in the Fund’s portfolio will vary over time but generally will be between 5 and 10.

Under normal market circumstances, the Fund will invest at least 80% of its net assets (including any borrowings for investment purposes) in small- and mid-capitalization U.S. companies. The Fund defines small- and mid-capitalization U.S. companies as those with market capitalizations in the bottom 15% of the total U.S. equity market by market capitalization. As of September 30, 2025, this includes companies with market capitalizations of $24.2 billion or lower. The Fund reallocates its portfolio to an equal weighting once every quarter, ensuring broad exposure across the selected stocks.

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Principal Investment Risks

The principal risks of investing in the Fund are summarized below. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return, and/or ability to meet its investment objective. For more information about the risks of investing in the Fund, see the section in the Fund’s Prospectus titled “Additional Information About the Fund-Principal Risks of Investing in the Fund.”

Each risk summarized below is considered a principal risk of investing in the Fund, regardless of the order in which it appears.

Equity Market Risk. Common stocks are generally exposed to greater risk than other types of securities, such as preferred stock and debt obligations, because common stockholders generally have inferior rights to receive payment from specific issuers. The equity securities held in the Fund’s portfolio may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific issuers, industries, or sectors in which the Fund invests.

Market Capitalization Risks.

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Mid-Capitalization Investing. The securities of mid-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of large-capitalization companies. The securities of mid-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than large-capitalization stocks or the stock market as a whole.

○	Small-Capitalization Investing. Small-cap companies may be less stable and more susceptible to market changes, with their securities being more volatile and less liquid.

Models and Data Risk. The composition of the Fund’s portfolio is heavily dependent on investment models developed by the Sub-Adviser as well as information and data supplied by third parties (“Models and Data”). When Models and Data prove to be incorrect or incomplete, any decisions made in reliance thereon may lead to the inclusion or exclusion of securities from the Fund’s portfolio that would have been excluded or included had the Models and Data been correct and complete. Errors in programming, data entry, system compatibility, or database integrity can result in the unintended inclusion or exclusion of securities in the Fund’s portfolio. Such errors, whether due to human or technological factors, could induce the Sub-Adviser to make investment choices that would not have been made with accurate and complete information, potentially leading to losses or missed gains for the Fund.

Economic and Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in the general financial markets, a particular financial market, or other asset classes, due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, financial system instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics. The imposition by the U.S. of tariffs on goods imported from foreign countries and reciprocal tariffs levied on U.S. goods by those countries also may lead to volatility and instability in domestic and foreign markets.

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ETF Risks.

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Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that are authorized to purchase and redeem Shares directly from the Fund (known as Authorized Participants or APs). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services; or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

○	Costs of Buying or Selling Shares. Buying or selling Shares involves certain costs, including brokerage commissions, other charges imposed by brokers, and bid-ask spreads. The bid-ask spread represents the difference between the price at which an investor is willing to buy Shares and the price at which an investor is willing to sell Shares. The spread varies over time based on the Shares’ trading volume and market liquidity. The spread is generally lower if Shares have more trading volume and market liquidity and higher if Shares have little trading volume and market liquidity. Due to the costs of buying or selling Shares, frequent trading of Shares may reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

○	Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility or changes in portfolio composition. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.

○	Trading. Although Shares are listed for trading on a national securities exchange, such as NYSE Arca, Inc. (the “Exchange”), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares and the liquidity of the Fund’s portfolio holdings may deteriorate.

Management Risk. The Fund is subject to the risk that its active management approach, including the execution of buy-and-hold investment strategies by the Sub-Adviser, may not enable it to achieve its investment objective. This risk includes the potential for underperformance or failure to meet investment goals due to the Sub-Adviser’s decisions and implementation of investment strategies over time.

New Fund Risk. The Fund is a recently organized management investment company with no operating history. As a result, prospective investors do not have a track record or history on which to base their investment decisions.

Newer Sub-Adviser Risk. The Sub-Adviser is a recently formed entity and has limited experience with managing an exchange-traded fund, which may limit the Sub-Adviser’s effectiveness.

Operational Risk. The Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. Although the Fund, Adviser, and Sub-Adviser seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

Performance

Performance information for the Fund is not included because the Fund has not completed a full calendar year of operations as of the date of this Prospectus. When such information is included, this section will provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance history from year to year and showing how the Fund’s average annual total returns compare with those of a broad measure of market performance. Although past performance of the Fund is no guarantee of how it will perform in the future, historical performance may provide some indication of the risks of investing in the Fund. Updated performance information will be available on the Fund’s website at www.grannyshots.com.

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Management

Investment Adviser

Tidal Investments LLC (the “Adviser”) serves as investment adviser to the Fund.

Investment Sub-Adviser

Fundstrat Capital, LLC (the “Sub-Adviser”) serves as investment sub-adviser to the Fund.

Portfolio Managers

The following individuals are jointly and primarily responsible for the day-to-day management of the Fund’s investment portfolio.

Thomas J. Lee, CFA, Portfolio Manager for the Sub-Adviser, has been a portfolio manager of the Fund since its inception in 2025.

Ken Xuan, CFA, FRM, Portfolio Manager for the Sub-Advisor, has been a portfolio manager of the Fund since its inception in 2025.

Qiao Duan, CFA, Portfolio Manager for the Adviser, has been a portfolio manager of the Fund since its inception in 2025.

Ben McCaig, Portfolio Manager for the Adviser, has been a portfolio manager of the Fund since its inception in 2025.

CFA® is a registered trademark owned by the CFA Institute. FRM® is a registered certification mark of the Global Association of Risk Professionals.

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only APs (typically, broker-dealers) may purchase or redeem. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities (the “Deposit Securities”) and/or a designated amount of U.S. cash.

Shares are listed on a national securities exchange, such as the Exchange, and individual Shares may only be bought and sold in the secondary market through brokers at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).

An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (the “bid” price) and the lowest price a seller is willing to accept for Shares (the “ask” price) when buying or selling Shares in the secondary market. This difference in bid and ask prices is often referred to as the “bid-ask spread.”

When available, information regarding the Fund’s NAV, market price, how often Shares traded on the Exchange at a premium or discount, and bid-ask spreads can be found on the Fund’s website at www.grannyshots.com.

Tax Information

Fund distributions are generally taxable to shareholders as ordinary income, qualified dividend income, or capital gains (or some combination thereof), unless your investment is in an individual retirement account (“IRA”) or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Financial Intermediary Compensation

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser, the Sub-Adviser, or their affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange-traded products, including the Fund, or for other activities, such as marketing, educational training, or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

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